SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 7, 2004


                           FLORIDAFIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)




         Florida                     000- 32139               59-3662010
-----------------------------       --------------      -----------------------
(State or other jurisdiction        (SEC File No.)          (IRS Employer
of incorporation)                                       Identification Number)




205 East Orange Street, Lakeland, Florida                      33801
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:        (863) 688-6811
                                                           ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On May 7, 2004, the stockholders of FloridaFirst Bancorp, Inc. approved the Agreement and Plan of Merger with SouthTrust Corporation. For further information please refer to the Press Release attached as Exhibit 99 to this Report.

Item 7.  Exhibits
-----------------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated May 10, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FLORIDAFIRST BANCORP, INC.




Date:    May 10, 2004                By:/s/Kerry P. Charlet
                                        -------------------
                                        Kerry P. Charlet, Senior Vice President
                                        and Chief Financial Officer